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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of Earliest Event Reported): November 14, 2000


                           MAIN STREET BANCORP, INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)


                                 PENNSYLVANIA
                                 ------------
                (State or other jurisdiction of incorporation)


                   0-24145                                  23-2960905
                   -------                                  ----------
          (Commission file number)                      (IRS employer ID)


         601 Penn Street, Reading, PA                           19603
         ----------------------------                           -----
   (Address of principal executive office)                    (Zip Code)

   Registrant's telephone number, including area code  (610) 685-1400


                                     NONE
                                     ----
     (Former name, address and fiscal year, if changed since last report.)
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Item 5.  Other Events

     On November 14, 2000, in coordination with the release of its third quarter earnings, Main Street Bancorp, Inc. (the "Company") announced that the Company's Board of Directors approved a change in the Company's dividend payout policy, reducing the annual cash dividend from $0.56 per share to $0.20 per share.

     A copy of the Company's Press Release announcing its third quarter earnings and the change in dividend policy is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99    Press Release of Main Street Bancorp, Inc. dated November 14,
                2000.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Main Street Bancorp, Inc.



Date: November 17, 2000                 /s/ Brian M. Hartline
                                        -------------------------------------
                                        Brian M. Hartline, President and
                                           Chief Executive Officer
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EXHIBIT INDEX

Exhibit No.         Description
-----------         ------------------------

99                  Press Release of Main Street Bancorp, Inc. dated
                    November 14, 2000.